================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 1995


                         Commission File Number: 1-6828

                             STARWOOD LODGING TRUST

             (Exact name of registrant as specified in its charter)

                                    Maryland
                          (State or other jurisdiction
                        of incorporation or organization)

                                   52-0901263
                      (I.R.S. employer identification no.)

                        11835 W. Olympic Blvd., Suite 695
                          Los Angeles, California 90064
                         (Address of principal executive
                          offices, including zip code)

                                 (310) 575-3900
                         (Registrant's telephone number,
                              including area code)

                        11845 W. Olympic Blvd., Suite 550
                          Los Angeles, California 90064
                         (Former name or former address,
                          if changed since last report)




                         Commission File Number: 1-7959

                          STARWOOD LODGING CORPORATION

             (Exact name of registrant as specified in its charter)

                                    Maryland
                          (State or other jurisdiction
                        of incorporation or organization)

                                   52-1193298
                      (I.R.S. employer identification no.)

                        11835 W. Olympic Blvd., Suite 675
                          Los Angeles, California 90064
                         (Address of principal executive
                          offices, including zip code)

                                 (310) 575-3900
                         (Registrant's telephone number,
                              including area code)

                        11845 W. Olympic Blvd., Suite 560
                          Los Angeles, California 90064
                         (Former name or former address,
                          if changed since last report)

================================================================================

     The undersigned Registrants hereby amend the following items, the Financial Statements, Pro Forma Financial Information and Exhibits of their Form 8-K dated January 4, 1996 as set forth in the pages attached hereto:

================================================================================

         Item 7 of the Joint Current Report on Form 8-K/A dated March 8, 1996 filed by Starwood Lodging Trust and Starwood Lodging Corporation is hereby amended to read in its entirety as follows:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired. See Index to Financial Statements (page F -1).

         (b) Pro Forma Financial Information. See Index to Financial Statements (page F -1).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

STARWOOD LODGING TRUST              STARWOOD LODGING CORPORATION




By: /s/ RONALD C. BROWN             By: /s/ ALAN M. SCHNAID
   ____________________________        ___________________________________
   Ronald C. Brown                     Alan M. Schnaid
   Vice President and                  Director of Accounting
   Chief Financial Officer             Principal Accounting Officer



Date:    March 12, 1996

                          INDEX TO FINANCIAL STATEMENTS


STARWOOD LODGING TRUST AND STARWOOD LODGING
  CORPORATION -- PRO FORMA

Combined and Separate Balance Sheets at December 31, 1995...............................................          F-2
Notes to the Pro Forma Balance Sheets...................................................................          F-5
Combined and Separate Statements of Operations for the year ended December 31, 1995.....................          F-8
Notes to Pro Forma Statements of Operations ............................................................         F-11

THE TERRACE GARDEN INN AND LENOX INN

Report of Independent Public Accountants................................................................         F-15
Statement of Operations for the year ended December 31, 1995............................................         F-16
Notes to Statement of Operations........................................................................         F-17

STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION
UNAUDITED COMBINED PRO FORMA BALANCE SHEETS
DECEMBER 31, 1995

                                                      Historical
                                                       Starwood                                            Starwood
                                                       Lodging             The            Pro Forma        Lodging
                                                       Combined        Grand Hotel       Adjustments       Combined
                                                    -------------     -------------     -------------    -------------
                                                        (A)                (B)
ASSETS
Hotel assets held for sale - net ...............    $  21,063,000     $                                  $  21,063,000
Hotel assets - net                                    315,895,000        33,000,000                        348,895,000
                                                    -------------     -------------     -------------    -------------
                                                      336,958,000        33,000,000                        369,958,000
Mortgage notes receivable, net .................       79,261,000       (19,500,000)                        59,761,000
Investments in joint ventures ..................        2,858,000                                            2,858,000
                                                    -------------     -------------     -------------    -------------
    Total real estate investments ..............      419,077,000        13,500,000                        432,577,000
Cash and cash equivalents ......................        9,332,000                                            9,332,000
Accounts and interest receivable ...............        9,595,000                                            9,595,000
Notes receivable, net ..........................        1,796,000                                            1,796,000
Inventories, prepaid expenses and other assets .       20,194,000                                           20,194,000
                                                    -------------     -------------     -------------    -------------
                                                    $ 459,994,000     $  13,500,000                      $ 473,494,000
                                                    =============     =============     =============    =============
LIABILITIES AND SHAREHOLDERS'
  EQUITY

LIABILITIES
Secured notes payable and revolving line of
credit .........................................    $ 119,100,000     $  13,500,000                      $ 132,600,000
Mortgage and other notes payable ...............        4,385,000                                            4,385,000
Accounts payable and other liabilities .........       19,022,000                                           19,022,000
Dividends and distributions payable ............        9,284,000                                            9,284,000
                                                    -------------     -------------     -------------    -------------
                                                      151,791,000        13,500,000                        165,291,000
                                                    -------------     -------------     -------------    -------------
Commitments and contingencies

MINORITY INTEREST ..............................       92,735,000                                           92,735,000
                                                    -------------     -------------     -------------    -------------

SHAREHOLDERS' EQUITY
Trust shares of beneficial interest,
  $0.01 par value; authorized
  30,000,000 shares; outstanding
  13,825,000 shares ............................          138,000                                              138,000
Corporation common stock, $0.01 par
  value; authorized 30,000,000 shares;
  outstanding 13,825,000 shares ................          138,000                                              138,000
Additional paid-in capital .....................      434,107,000                                          434,107,000

Accumulated deficit ............................     (218,915,000)                                        (218,915,000)
                                                    -------------     -------------     -------------    -------------
                                                      215,468,000                                          215,468,000
                                                    -------------     -------------     -------------    -------------
                                                    $ 459,994,000     $  13,500,000                      $ 473,494,000
                                                    =============     =============     =============    =============

STARWOOD LODGING TRUST
UNAUDITED COMBINED PRO FORMA BALANCE SHEETS
DECEMBER 31, 1995

                                                 Historical                                               Pro Forma
                                                  Starwood                                                Starwood
                                                   Lodging              The            Pro Forma           Lodging
                                                    Trust           Grand Hotel       Adjustments           Trust
                                               -------------     --------------       -----------       -------------
                                                     (A)                (B)
ASSETS
Hotel assets held for sale - net ..........    $  20,547,000     $                    $                 $  20,547,000
Hotel assets - net ........................      221,063,000        33,000,000        (5,700,000)(C)      248,363,000
                                               -------------     -------------        ----------        -------------
                                                 241,610,000        33,000,000        (5,700,000)         268,910,000
Mortgage notes receivable, net ............       79,261,000       (19,500,000)                            59,761,000
Mortgage Notes Receivable - Corporation ...       68,486,000                                               68,486,000
Investments in joint ventures .............        2,841,000                                                2,841,000
                                               -------------     -------------        ----------        -------------
Total real estate investments .............      392,198,000        13,500,000        (5,700,000)         399,998,000
Cash and cash equivalents .................          710,000                                                  710,000
Rent and interest receivable ..............        1,841,000                                                1,841,000
Notes receivable, net .....................        1,232,000                                                1,232,000
Notes receivable - Corporation ............       17,978,000                           5,700,000(C)        23,678,000
Prepaid expenses and other assets .........       11,778,000                                               11,778,000
                                               -------------     -------------        ----------        -------------
                                               $ 425,737,000     $  13,500,000        $                 $ 439,237,000
                                               =============     =============        ==========        =============
LIABILITIES AND SHAREHOLDERS'
EQUITY

LIABILITIES
Secured notes payable and revolving line of
credit ....................................    $ 119,100,000     $  13,500,000        $                 $ 132,600,000
Mortgage and other notes payable ..........          100,000                                                  100,000
Accounts payable and other liabilities ....        4,412,000                                                4,412,000
Dividends and distributions payable .......        9,284,000                                                9,284,000
                                               -------------     -------------        -----------       -------------
                                                 132,896,000        13,500,000                            146,396,000
                                               -------------     -------------        -----------       -------------
Commitments and contingencies
MINORITY INTEREST .........................       88,113,000                                               88,113,000
                                               -------------     -------------        -----------       -------------
SHAREHOLDERS' EQUITY
Trust shares of beneficial interest,
$0.01 par value; authorized
3000,000 shares; outstanding
13,825,000 shares .........................          138,000                                                  138,000
Additional paid-in capital ................      354,619,000                                              354,619,000
Accumulated deficit .......................     (150,029,000)                                            (150,029,000)
                                               -------------     -------------        -----------       -------------
                                                 204,728,000                                              204,728,000
                                               -------------     -------------        -----------       -------------
                                               $ 425,737,000     $  13,500,000        $                 $ 439,237,000
                                               =============     =============        ===========       =============

STARWOOD LODGING CORPORATION
UNAUDITED COMBINED PRO FORMA BALANCE SHEETS
DECEMBER 31, 1995

                                                    Historical                                            Pro Forma
                                                     Starwood                                              Starwood
                                                     Lodging             The           Pro Forma            Lodging
                                                   Corporation       Grand Hotel      Adjustments         Corporation
                                                  -------------     -------------    -------------       -------------
                                                       (A)               (B)
ASSETS
Hotel assets held for sale - net .............    $     516,000                      $                   $     516,000
Hotel assets - net ...........................       94,832,000                          5,700,000(C)      100,532,000
                                                  -------------     -------------    -------------       -------------
                                                     95,348,000                          5,700,000         101,048,000
Investments in joint ventures ................           17,000                                                 17,000
                                                  -------------     -------------    -------------       -------------
Total real estate investments ................       95,365,000                          5,700,000         101,065,000
Cash and cash equivalents ....................        8,622,000                                              8,622,000
Accounts and interest receivable .............        7,754,000                                              7,754,000
Notes receivable, net ........................          564,000                                                564,000
Inventories, prepaid expenses and other assets        8,416,000                                              8,416,000
                                                  -------------     -------------    -------------       -------------
                                                  $ 120,721,000                      $   5,700,000       $ 126,421,000
                                                  =============     =============    =============       =============
LIABILITIES AND SHAREHOLDERS'
EQUITY

LIABILITIES
Mortgage and other notes payable .............    $   4,285,000                      $                   $   4,285,000
Mortgage notes payable - Trust ...............       68,486,000                                             68,486,000
Notes payable - Trust ........................       17,978,000                          5,700,000(C)       23,678,000
Accounts payable and other liabilities .......       14,610,000                                             14,610,000
                                                  -------------     -------------    -------------       -------------
                                                    105,359,000                          5,700,000         111,059,000
                                                  -------------     -------------    -------------       -------------
Commitments and contingencies
MINORITY INTEREST ............................        4,622,000                                              4,622,000
                                                  -------------     -------------    -------------       -------------
SHAREHOLDERS' EQUITY
Corporation common stock, $0.01 par
value; authorized 30,000,000 shares;
outstanding 13,825,000 shares ................          138,000                                                138,000
Additional paid-in capital ...................       79,488,000                                             79,488,000
Accumulated deficit ..........................      (68,886,000)                                           (68,886,000)
                                                  -------------     -------------    -------------       -------------
                                                     10,740,000                                             10,740,000
                                                  -------------     -------------    -------------       -------------
                                                  $ 120,721,000                      $   5,700,000       $ 126,421,000
                                                  =============     =============    =============       =============

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

                      NOTES TO THE UNAUDITED COMBINED AND
                       SEPARATE PRO FORMA BALANCE SHEETS
                              AT DECEMBER 31, 1995


NOTE 1.  BASIS OF PRESENTATION

(A) The Trust and the Corporation have unilateral control of SLT Realty Limited Partnership ("Realty") and SLC Operating Limited Partnership ("Operating" and, together with Realty the "Partnerships"), respectively, and therefore, the historical financial statements of Realty and Operating are consolidated with those of the Trust and the Corporation. Unless the context otherwise requires, all references herein to the "Companies" refer to the Trust and the Corporation, and all references to the "Trust" and the "Corporation" include the Trust and the Corporation and those entities respectively owned or controlled by the Trust or the Corporation, including Realty and Operating.

NOTE 2.  ACQUIRED PROPERTY

(B) On January 4, 1996, the Companies completed the purchase of the Grand Hotel (the "Grand"), a 236-room luxury hotel, located in Washington, D.C., for an additional $13.5 million. The Trust had purchased the mortgage interest in September 1995 for $19.5 million.

NOTE 3.  PRO FORMA ADJUSTMENTS

(C) Immediately after receiving its interest in the property, the Trust sold its interest in the personal property to the Corporation for approximately $5.7 million for a note in such amount.

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

                             PRO FORMA COMBINED AND
                       SEPARATE STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

         Effective January 1, 1995, Starwood Lodging Trust (the "Trust") and Starwood Lodging Corporation (the "Corporation" and collectively, "the Companies") consummated the previously announced reorganization (the "Reorganization") with Starwood Capital Group, L.P. and its affiliates (collectively "Starwood Capital"). On July 6, 1995, the Trust and the Corporation completed a public offering (the "Offering") of 11,787,500 paired shares. Net proceeds from the Offering of approximately $245.7 million together with proceeds from a financing facility and cash on hand were used as follows: approximately $206.5 million was used to repay existing indebtedness, including $10 million which was used by Realty to purchase the first trust deed on Operating's Milwaukee hotel, and approximately $53.8 million was used for the acquisition of the 462-room Sheraton Colony Square in Atlanta, Georgia and the 224-room Embassy Suites in Tempe, Arizona. On September 20, 1995, the Companies acquired the 652-room Doral Inn in New York, New York for $43.3 million. On October 31, 1995, the Companies acquired the 364-room Terrace Garden Inn and 180-room Lenox Inn for $27.9 million and $9 million, respectively. Both properties are located in Atlanta, Georgia. On November 30, 1995, the Companies acquired the 206-room Calverton Holiday Inn in Beltsville, Maryland, for $11.5 million. On January 4, 1996, the Companies completed the purchase of the 263-room Grand Hotel in Washington, D.C., for an additional $13.5 million. The Trust had purchased the mortgage interest in the Grand in September of 1995 for $19.5 million.

         Due to the impact of the Offering and the acquisitions of properties acquired, the historical results of operations and earnings per share are not indicative of future results of operations and earnings per share. The following Unaudited Combined and Separate Pro Forma Statement of Operations for the year ended December 31, 1995 gives effect to the Reorganization, the Offering and the related acquisitions of the Sheraton Colony Square in Atlanta, Georgia, the Embassy Suites in Tempe, Arizona, and the Omni Europa in Chapel Hill, North Carolina; and the subsequent acquisitions of the Doral Inn in New York, New York, the Terrace Garden and Lenox Inn in Atlanta, Georgia, the Holiday Inn in Beltsville, Maryland, and the Grand Hotel in Washington, D.C. as of the beginning of the year. The Pro Forma Statement of Operations excludes the effect of the Boston Park Plaza, a property in which the Companies acquired a 58.2% interest on January 24, 1996. For additional information relating to the acquisition of the Boston Park Plaza, see Item 7 (Financial Statements, Pro Forma Financial Information and Exhibits) of the Companies Form 8-K, as amended, dated January 24, 1996. The pro forma information is based upon historical information and does not purport to present what actual results would have been had such transactions, in fact, occurred at the beginning of each period presented, or to project results for any future period.

STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION
UNAUDITED COMBINED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995



                                             Historical                                                 Pro Forma
                                              Starwood                                                   Starwood
                                              Lodging           Acquired            Pro Forma            Lodging
                                              Combined         Properties          Adjustments           Combined
                                           -------------     -------------        -------------        -------------
                                                (A)               (B)
REVENUE
Hotel .................................    $ 121,250,000     $  52,813,000        $                    $ 174,063,000
Gaming ................................       26,929,000                                                  26,929,000
Interest from mortgage and other notes        10,905,000                               (456,000)(E)       10,449,000
Management fees and other income ......        1,966,000                                                   1,966,000
Income from joint ventures and
rents from leased hotel properties ....          791,000                                                     791,000
Loss on sales of hotel assets .........         (125,000)                                                   (125,000)
                                           -------------     -------------        -------------        -------------
                                             161,716,000        52,813,000             (456,000)         214,073,000
                                           -------------     -------------        -------------        -------------
EXPENSES
Hotel operations ......................       85,017,000        39,832,000           (1,932,000)(F)      122,917,000
Gaming operations .....................       24,242,000                                                  24,242,000
Interest ..............................       13,138,000         3,219,000          (16,357,000)(G)        9,747,000
                                                                                      9,747,000 (G)             --
Depreciation and amortization .........       15,469,000        10,933,000                                26,402,000
Administrative and operating ..........        5,712,000                                 10,000 (F)        5,722,000
                                           -------------     -------------        -------------        -------------
                                             143,578,000        53,984,000           (8,532,000)         189,030,000
                                           -------------     -------------        -------------        -------------
Income (loss) from continuing
operations before minority interest ...       18,138,000     $  (1,171,000)       $   8,076,000           25,043,000
                                                             =============        =============
Minority interest in Partnerships (H) .        7,013,000                                                   7,536,000
                                           =============                                               =============
Net income ............................    $  11,125,000                                               $  17,507,000
                                           =============                                               =============
Net income per paired share (I) .......    $        1.43                                               $        1.27
                                           =============                                               =============
Weighted average number of paired
shares ................................        7,771,000                                                  13,825,000
                                           =============                                               =============


See accompanying notes to the pro forma statements of operations.

STARWOOD LODGING TRUST
UNAUDITED COMBINED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995


                                                 Historical                                            Pro Forma
                                                  Starwood                                              Starwood
                                                   Lodging         Acquired         Pro Forma            Lodging
                                                    Trust         Properties       Adjustments            Trust
                                                ------------     ------------      -----------        ------------
                                                     (A)              (B)
REVENUE
Rents from Corporation .....................    $ 26,730,000     $                 $12,624,000 (C)    $ 39,354,000
Interest from Corporation ..................       4,761,000                         4,082,000 (D)       8,843,000
Interest from mortgage and other notes .....      10,792,000                          (456,000)(E)      10,336,000
Income from joint ventures and
rents from leased hotel properties .........         791,000                                               791,000
Other income ...............................       1,074,000                                             1,074,000
Loss on sales of hotel assets ..............        (125,000)                                             (125,000)
                                                ------------     ------------      -----------        ------------
                                                  44,023,000                        16,250,000          60,273,000
                                                ------------     ------------      -----------        ------------
EXPENSES
Interest - other ...........................      12,429,000                       (12,429,000)(G)       9,650,000
                                                                                     9,650,000 (G)
Depreciation and amortization ..............       8,977,000        3,458,000                           12,435,000
Administrative and operating ...............       2,439,000                                             2,439,000
                                                ------------     ------------      -----------        ------------
                                                  23,845,000        3,458,000       (2,779,000)         24,524,000
                                                ------------     ------------      -----------        ------------
Income (loss) from continuing
operations before minority interest ........      20,178,000     $ (3,458,000)    $ 19,029,000          35,749,000
                                                                 ============     ============
Minority interest in Partnerships (H) ......       7,314,000                                            10,757,000
                                                ------------                                          ------------
Net income .................................    $ 12,864,000                                          $ 24,992,000
                                                ============                                          ============
Net income per paired share (I) ............    $       1.66                                          $       1.81
                                                ============                                          ============

See accompanying notes to the pro forma statements of operations.

STARWOOD LODGING CORPORATION
UNAUDITED COMBINED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995


                                            Historical                                             Pro Forma
                                             Starwood                                               Starwood
                                             Lodging           Acquired         Pro Forma            Lodging
                                           Corporation        Properties       Adjustments         Corporation
                                          -------------     -------------    ---------------     ---------------
                                               (A)                (B)
REVENUE
Hotel ................................    $ 121,250,000     $  52,813,000    $                   $   174,063,000
Gaming ...............................       26,929,000                                               26,929,000
Interest from notes receivable .......          113,000                                                  113,000
Management fees and other income .....          892,000                                                  892,000
                                          -------------     -------------    ---------------     ---------------
                                            149,184,000        52,813,000                            201,997,000
                                          -------------     -------------    ---------------     ---------------
EXPENSES
Hotel operations .....................       85,017,000        39,832,000         (1,932,000)(F)     122,917,000
Gaming operations ....................       24,242,000                                               24,242,000
Rent - Trust .........................       26,730,000                           12,624,000 (C)      39,354,000
Interest - Trust .....................        4,761,000                            4,082,000 (D)       8,843,000
Interest - other .....................          709,000         3,219,000         (3,928,000)(G)          97,000
                                                                                      97,000 (G)
Depreciation and amortization ........        6,492,000         7,475,000                             13,967,000
Administrative and operating .........        3,273,000                               10,000 (F)       3,283,000
                                          -------------     -------------    ---------------     ---------------
                                            151,224,000        50,526,000         10,953,000         212,703,000
                                          -------------     -------------    ---------------     ---------------
Loss before minority interest ........       (2,040,000)    $   2,287,000    $   (10,953,000)        (10,706,000)
                                                            =============    ===============
Minority interest in Partnerships (H)          (301,000)                                              (3,221,000)
                                          -------------     -------------    ---------------     ---------------
Net loss .............................    $  (1,739,000)                                         $    (7,485,000)
                                          =============                                          ===============
Net loss per paired share  (I) .......    $       (0.22)                                         $         (0.54)
                                          =============                                          ===============


See accompanying notes to the pro forma statements of operations.

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

                      NOTES TO THE UNAUDITED COMBINED AND
                   SEPARATE PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


NOTE 1.  BASIS OF PRESENTATION

The Trust and the Corporation have unilateral control of SLT Realty Limited Partnership ("Realty") and SLC Operating Limited Partnership ("Operating" and, together with Realty the "Partnerships"), respectively, and therefore, the historical financial statements of Realty and Operating are consolidated with those of the Trust and the Corporation. Unless the context otherwise requires, all references herein to the "Companies" refer to the Trust and the Corporation, and all references to the "Trust" and the "Corporation" include the Trust and the Corporation and those entities respectively owned or controlled by the Trust or the Corporation, including Realty and Operating.

NOTE 2.  PRO FORMA ADJUSTMENTS

(A) Reflects the historical statements of operations of the Companies. Operations for properties sold or pending sale are not considered material to the pro forma presentation.

(B) Reflects the pro forma statements of operations (reflecting the Companies' cost basis) of the Doral Inn and the properties acquired in connection with the Offering. For additional information, please see pages F-1 through F-140 (Financial Statements and Financial Statement Schedules) of the Companies' Form S-2 as amended dated June 29, 1995 and Item 7 (Financial Statements, Pro Forma Financial Information and Exhibits) of the Companies' Form 8-K as amended dated September 20, 1995. Reflects the pro forma statements of operations (reflecting the Companies' cost basis) of the Terrace Garden Inn, Lenox Inn, the Calverton Holiday Inn, and the Grand Hotel.

         Listed below are the effects each acquired hotel had on the Combined Pro Forma Statement of Operations for the year ended December 31, 1995 (in thousands):

                                  Omni     Sheraton    Embassy                                      Holiday
                                 Chapel     Colony      Suites     Doral      Terrace     Lenox       Inn        The
                                 Hill(1)   Square(1)   Tempe(1)    Inn(2)     Garden       Inn     Calverton    Grand       Total
                                --------   --------   --------   --------    --------   --------   ---------  --------    --------
REVENUE
Hotel Revenues ..............   $  1,265   $  9,557   $  4,032   $ 13,312    $  9,289   $  3,415   $  3,465   $  8,478    $ 52,813
                                --------   --------   --------   --------    --------   --------   ---------  --------    --------
EXPENSES
Hotel Expenses ..............        887      7,127      2,271     11,362       6,007      2,079      2,117      7,982      39,832
Depreciation ................        163      2,073      1,229      3,192       1,419        300        789      1,768      10,933
                                --------   --------   --------   --------    --------   --------   ---------  --------    --------
                                   1,050      9,200      3,500     14,554       7,426      2,379      2,906      9,750      50,765
                                --------   --------   --------   --------    --------   --------   ---------  --------    --------
Income (loss) before minority
interest ....................   $    215   $    357   $    532   $ (1,242)   $  1,863   $  1,036   $    559   $ (1,272)   $  2,048
                                ========   ========   ========   ========    ========   ========   =========  ========    ========

(1) For additional information, please see pages F-1 through F-140 (Financial Statement Schedules) of the Companies' Form S-2 as amended dated June 29, 1995

(2) For additional information see Item 7 (Financial Statements, Pro Forma Financial Information and Exhibits) of the Companies' Form 8-K as amended dated September 20, 1995.

         ADDITIONAL INFORMATION RELATED TO THE PROPERTIES IS AS FOLLOWS:

                                         For the Year Ended December 31,
                                         -------------------------------
                                ADR                Occupancy %              REVPAR
                       ----------------------  -------------------  ----------------------
Hotel                   1995    1994    1993   1995   1994   1993    1995    1994    1993
-----                  ------  ------  ------  -----  -----  -----  ------  ------  ------
Terrace Garden Inn     $93.51  $88.39  $82.62   65%    65%    63%   $61.16  $57.73  $51.98
Lenox Inn              $69.48  $63.57  $60.10   79%    77%    75%   $55.00  $49.15  $45.10
Calverton Holiday Inn  $67.49  $63.37  $56.92   63%    58%    58%   $42.39  $36.43  $32.94
The Grand(1)

(1)      ADR, Occupancy And REVPAR not available.

(C) Reflects pro forma adjustment for rents on the following hotels contributed by Starwood Capital in the Reorganization and hotels and land acquired by the Companies in 1995 and 1996. The hotel leases between the Trust and the Corporation provide for annual base or minimum rents plus contingent or percentage rents based on the gross revenue of the properties and are accounted for as operating leases.

                Hotel                                 Date Contributed/Acquired
--------------------------------------                -------------------------
Capitol Hill - Washington, DC.........                       January 1, 1995
French Quarter - Lexington, KY........                       January 1, 1995
Doubletree - Rancho Bernardo, CA......                       January 1, 1995
Harvey - Wichita, KS..................                       January 1, 1995
Omni - Chapel Hill, NC................                        April 6, 1995
Colony Square - Atlanta, GA...........                        July 24, 1995
Embassy Suites - Tempe, AZ............                        July 27, 1995
Doral Inn - New York, NY..............                     September 20, 1995
Terrace Garden Inn - Atlanta, GA......                      October 31, 1995

Lenox Inn - Atlanta, GA...............                      October 31, 1995
Calverton Holiday Inn - Beltsville, MD                      November 30, 1995
The Grand Hotel - Washington, DC......                       January 4, 1996

(D) Reflects interest on the notes payable from the Corporation to the Trust at 9.5% for the note secured by the leasehold interest in the Doral property, prime plus 3% for notes secured by the Milwaukee property and prime plus 2% for unsecured notes.

(E) Reflects the elimination of interest income, on a mortgage note receivable secured by the Grand note, recognized in 1995. The Trust had purchased the mortgage interest in September 1995 and, in January 1996, the Companies completed the purchase of Grand (see note 2 to the Separate Pro Forma Balance Sheets).

(F) The Corporation intends to operate all of the Companies' hotels and terminate existing third party management contracts for all properties at the earliest practicable date. Accordingly, certain costs directly attributable to existing third party management contracts included in the pro forma statements of operations have been eliminated. Such cost savings are reflected in the pro forma statements of operations as if such contracts had been canceled as of the beginning of the periods presented. Listed below are the hotels on which third party management contracts have been or are anticipated to be terminated and the related management and other fees incurred in each period.


                                            Fees Paid (1)
                                            -------------
                                                Year
                                                Ended
                                              12/31/95            Status
                                            -------------      ------------------
Hotel
-----
Holiday Inn - Albany, GA..............      $     9,000        Terminated
Best Western - Columbus, OH...........           33,000        Cancelable in 1995
Best Western - Savannah, GA...........           21,000        Cancelable in 1995
Radisson - Gainesville, FL............           19,000        Cancelable in 1996
Park Central - Dallas, TX.............           34,000        Terminated
Capital Hill - Washington, DC.........           43,000        Cancelable in 1995
French Quarter - Lexington, KY........           21,000        Terminated
Doubletree - Rancho Bernardo, CA......           67,000        Terminated
Colony Square - Atlanta, GA...........          139,000        Terminated
Omni - Chapel Hill, NC................           23,000        Terminated
Embassy Suites - Tempe, AZ............          406,000        Terminated
Doral Inn - New York, NY..............          433,000        Cancelable in 1995
Terrace Garden Inn - Atlanta, GA......          247,000        Terminated
Lenox Inn - Atlanta, GA...............          107,000        Terminated
Holiday Inn Calverton - Beltsville, MD          330,000        Terminated
                                            -----------
                                              1,932,000
                                            ===========

-------------
(1) Fees include base and incentive management fees as well as accounting fee chargebacks and other corporate costs.

         Pro Forma administrative and operating expenses reflect (i) increases in operating expenses resulting principally from additional corporate office personnel and (ii) decreases in operating expenses resulting form a decrease in director's and officers' liability insurance. Such cost adjustments are reflected in the pro forma statements of operations as follows:


                                                             Administrative
                                                                  and
                                                               Operating
                                                                Expenses
                                                             --------------
                                                                  Year
                                                                  Ended
                                                                12/31/95
                                                             --------------
Additional personnel costs and corporate travel.........        $ 97,000
Decrease in directors' and officers' liability insurance         (87,000)
                                                                --------
                                                                $ 10,000
                                                                ========


(G) Reflects the elimination of historical and pro forma interest expense related to the debt repaid from the proceeds of the Offering and the addition of interest expense on pro forma amounts outstanding calculated as follows:

                                                                                              Year Ended 12/31/95
                                                                                 --------------------------------------------
                                                                                   Trust               Corp         Combined
                                                                                 ---------            ------        ---------
Interest on GSI note ....................................................                             97,000           97,000
Interest expense on amount outstanding under line of credit
(subsequent to offering) ................................................        2,120,000                          2,120,000
Interest expense relating to acquisition of the Doral Inn (1) ...........        2,083,000                          2,083,000
Interest expense relating to acquisition of the Terrace Garden Inn (1) ..        1,686,000                          1,686,000
Interest expense relating to acquisition of the Lenox Inn (1) ...........          544,000                            544,000
Interest expense relating to acquisition of the Calverton Holiday Inn (1)          764,000                            764,000
Interest expense relating to acquisition of the Grand (1) ...............        2,393,000                          2,393,000
Interest expense relating to amount drawn to purchase Grand note ........         (471,000)                          (471,000)
Interest expense relating to additional draw down line (2) ..............          531,000                            531,000
                                                                                 ---------            ------        ---------
Total Interest Expense - pro forma ......................................        9,650,000            97,000        9,747,000
                                                                                 =========            ======        =========

(1) Assumes draw down to property on January 1, 1995

(2) Assumes draw down of $9.8 million on January 1, 1995 to reflect actual draw down in 3rd quarter


         (H) Net income (loss) per paired share has been computed using the weighted average number of paired shares and equivalent paired shares outstanding. All paired share information has been adjusted to reflect a one-for-six reverse split effective June 12, 1995.

         (I) Reflects Starwood Capital's minority interest in the income of the Partnerships.

                       REPORT OF  INDEPENDENT ACCOUNTANTS

To the Boards of Trustees and Directors and Shareholders of Starwood Lodging Trust and Starwood Lodging Corporation:

We have audited the accompanying Historical Summary of Gross Revenues, and Direct Operating Expenses (the "Historical Summary") of the hotel properties (the "Terrace Garden Inn" and the "Lennox Inn") described in Note 1 for the year ended December 31, 1995. The Historical Summary is the responsibility of the management of the Terrace Garden Inn and the Lennox Inn. Our responsibility is to express an opinion on the Historical Summary based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summary is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1, and are not intended to be a complete presentation of the Terrace Garden Inn's and Lennox Inn's expenses.

In our opinion, the Historical Summary referred to above present fairly, in all material respects, the gross revenues and direct operating expenses described in
Note 1 of the Terrace Garden and Lennox Inn properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.




Coopers & Lybrand L.L.P.


Los Angeles, California
February 9, 1996

                     TERRACE GARDEN INN AND LENNOX INN
                    HISTORICAL SUMMARIES OF GROSS REVENUES
                        AND DIRECT OPERATING EXPENSES
                    FOR THE YEAR ENDED DECEMBER 31, 1995




Gross Revenues:

     Room Rental .......................................             $11,804,212
     Food & Beverage ...................................               2,584,234
     Telephone .........................................                 466,548
     Other .............................................                 250,304
                                                                     -----------
           Total Gross Revenues ........................             $15,105,298
                                                                     -----------

Direct Operating Expenses:

     Food & Beverage ...................................             $ 1,967,322
     Room ..............................................               2,586,414
     Telephone ..........................................                198,681
     General & Administrative ..........................               1,373,813
     Depreciation ......................................                 116,364
     Interest ..........................................                  15,364
     Repairs & Maintenance .............................                 819,815
     Management Fees ...................................                 360,701
     Energy ............................................                 756,697
     Marketing .........................................                 703,601
     Lease .............................................                 924,379
     Other .............................................                 850,470
                                                                     -----------
     Total Direct Operating Expenses ...................             $10,673,621
                                                                     -----------
Gross Revenues In Excess Of
     Direct Operating Expenses .........................             $ 4,431,677
                                                                     ===========

The accompanying notes are an integral part of this financial statement.

                      TERRACE GARDEN INN AND LENNOX INN
                        NOTES TO HISTORICAL SUMMARY OF
                 GROSS REVENUE AND DIRECT OPERATING EXPENSES

1.  BASIS OF PRESENTATION

The Historical Summary of Gross Revenue and Direst Operating Expenses (the "Historical Summary") relates to the operation of the 360-room Terrace Garden Inn and the 180-room Lennox Inn (the "Hotels") located in Atlanta, Georgia.

These properties were acquired from the Citicorp Corporation ("Citicorp") by Starwood Lodging Trust on October 31, 1995. Citicorp acquired the property in mid 1994.

The Historical Summary has been prepared to substantially comply with the rules and regulations of the Securities and Exchange Commission for business combinations accounted for as a purchase. The historical financial statement summary, rather than full audited financial statements, is presented for the Hotels because the Hotels were acquired from an unaffiliated third party in a negotiated transaction, and the seller of the Hotels would not allow the Company access to records supporting hotel historical costs, depreciation, indebtedness and equity of the Hotels. Because it was not practicable to obtain full audited financial statements of the Hotels, the historical summary of gross revenue and direct operating expenses does not include certain historical expenses of the Hotels, such as interest, depreciation and amortization and indirect costs. Therefore, the Historical Summary is not representative of the actual operations for the period presented.

Revenue is recognized as earned. Management has provided for credit risks; and credit losses have been within management's expectations.

Maintenance and repairs are charged to operations as incurred; major renewals and betterments are capitalized.

2.  UNAUDITED FINANCIAL INFORMATION

The Hotels incurred depreciation expense for furniture and fixtures of approximately $116,364 for the year ended December 31, 1995.

The Company purchased the Hotels for approximately $37 million and estimates that the combined allocation of the purchase price will be approximately $10.3 million to land, $24.1 million to hotel properties and $2.6 million to furniture and fixtures. Expected lives for the hotel properties are 30 to 35 years and for furniture and fixtures are 3 to 10 years.

The Company funded the purchase of the Hotels primarily from borrowings under an existing line of credit.